As filed with the Securities and Exchange Commission on July 23, 2001
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X] Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND III, INC.
P.O. BOX 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

August 22, 2001

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the “Meeting”) of each of the above-listed funds (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 22, 2001 at the time specified in Exhibit A hereto for the following purposes:

(1)	To elect members of the Board of Directors of each Fund to serve for the ensuing year; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of each Fund has fixed the close of business on June 27, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after August 8, 2001, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options.The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Boards of Directors
BRADLEY J. LUCIDO
Secretary of the Funds

Plainsboro, New Jersey
Dated: July 23, 2001

COMBINED PROXY STATEMENT

CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND III, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

ANNUAL MEETING OF STOCKHOLDERS

August 22, 2001

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (hereinafter the “Directors”) of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2001 Annual Meeting of Stockholders of each Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 22, 2001 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is July 25, 2001.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Directors to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on June 27, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock (“Common Stock”) indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of its Common Stock.

The Board of Directors of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) nominees listed below. The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors for such Fund may recommend.

Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of the Directors of each Fund is set forth in Exhibit A.

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)
Terry K. Glenn(1)(3) P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of Fund Asset Management, L.P. (“FAM”) and
   MLIM (which terms as used herein include their corporate predecessors)
    since 1983; Executive Vice President and Director of Princeton Services,
    Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc.
    (“FAMD”) since 1986 and Director thereof since 1991; President of
    Princeton Administrators, L.P. since 1988; Director of Financial Data
Services, Inc. since 1985.

Joe Grills(1)(2) P.O. Box 98 Rapidan, Virginia 22733	66	Member of the Committee of Investment of Employee Benefit Assets of the
    Association of Financial Professionals (“CIEBA”) since 1986; Member of     CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to     1993; Assistant Treasurer of International Business Machines Incorporated
    (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of
    New York Common Retirement Fund since 1989; Member of the
    Investment Advisory Committee of the Howard Hughes Medical Institute
    from 1997 to 2000; Director, Duke Management Company since 1992 and
Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

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Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)
Walter Mintz(1)(2) 1144 Avenue of the Americas New York, New York 10036	72	Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

Robert S. Salomon, Jr.(1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	64	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995;
   Chairman of Salomon Brothers equity mutual funds from 1992 to 1995;
   Regular columnist with Forbes Magazine since 1992; Director of Stock
   Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975
		to 1991; Trustee, Commonfund since 1980.

Melvin R. Seiden(1)(2) 780 Third Avenue, Suite 2502 New York, New York 10017	70	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

Stephen B. Swensrud(1)(2) 88 Broad Street, 2nd Floor) Boston, Massachusetts 02110	68	Chairman of Fernwood Advisors (investment adviser) since 1996;
    Principal of Fernwood Associates (financial consultant) since 1975;
    Chairman of RPP Corporation (manufacturing) since 1978; Director of
    International Mobile Communications, Inc. (telecommunications) since
		1998.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Directors” in Exhibit A.
(2)	Member of Audit Committee of the Board of Directors.
(3)	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.

Audit Committee Report. The Board of Directors of each Fund has a standing Audit Committee (each, a “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Grills, Mintz, Salomon, Seiden and Swensrud are members of each Committee. The principal responsibilities of each Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal

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controls. Each Fund adopted an Audit Committee Charter at a meeting held on June 6, 2000. The Board of Directors revised and reapproved the Charter on April 11, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit B. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), each Fund’s independent auditors, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. The Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on July 11, 2001, the Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to Stockholders and included in each Fund’s Annual Report, the Committee would have been notified by Fund management or the independent auditors. The Committees received no such notifications. Beginning with each Fund’s fiscal year ending May 31, 2001, each Committee will recommend to the Board whether or not the Fund’s audited financial statements should be included in the Fund’s Annual Report to Stockholders.

In addition to the above, each Committee also reviews and nominates candidates to serve as non-interested Board members. The Committee generally will not consider nominees recommended by stockholders of a Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during the period for which he served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish each Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) Michael G. Clark inadvertently made late Form 4 filings reporting changes in beneficial ownership for the Funds, and (ii) Melvin R. Seiden, a Director, inadvertently made a late Form 4 filing reporting changes in beneficial ownership with respect to Corporate High Yield Fund III, Inc.

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Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of that Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of each Fund.

Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation to all officers of and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a “non-interested Director”) an annual fee plus a fee for each meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, an annual fee plus a fee for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-interested Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership. As of the Record Date, none of the nominees held shares of Common Stock of the Funds.

As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by each Fund in proportion to its respective net assets. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, 1-800-645-4519, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out-of-pocket expenses, which are estimated to be $200 per Fund.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees.

With respect to Item 1, “Election of Directors,” approval will require a plurality of the votes cast by each Fund’s stockholders, in person or by proxy, at a meeting at which a quorum is present and duly constituted. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

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Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Accordingly, the Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of obtaining a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received except as limited by agreement or applicable law, in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote.

Management knows of no other matters to be presented at the special meeting. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of each Fund’s annual financial statements and the review of the financial statements included in each Fund’s report to stockholders; (ii) financial information systems design and implementation services provided to each Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to each Fund; and (iii) all other non-audit services provided to each Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Funds. The Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors of that Fund.

Fund	Audit Fees Charged to the Fund	Financial Information Systems Design and Implementation Fees	Other Fees*	Fiscal Year End
Corporate High Yield Fund, Inc.	$35,800	—	$3,416,300	May 31, 2001
Corporate High Yield Fund III, Inc.	$35,800	—	$3,416,300	May 31, 2001

*	Includes fees billed for non-audit services rendered to each Fund, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2000.

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Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido or to 1-800-637-3863.

Stockholder Proposals

If a stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders of a Fund, which is anticipated to be held in August 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 23, 2002. Any Stockholder of a Fund who desires to bring a proposal at the Fund’s 2002 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08543) by June 8, 2002.

By Order of the Boards of Directors
BRADLEY J. LUCIDO
Secretary of the Funds

Dated: July 23, 2001

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EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

•	General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year End	State of Organization	Meeting Time
Corporate High Yield Fund, Inc.	CHY	5/31	MD	9:00 A.M.
Corporate High Yield Fund III, Inc.	CHY III	5/31	MD	9:20 A.M.

Fund	Shares of Common Stock Outstanding as of the Record Date
CHY	24,337,526
CHY III	35,660,347

•	Information Pertaining to Officers and Board Members

	Year in Which Each Nominee Became a Member of the Board
Fund	Glenn	Grills	Mintz	Salomon	Seiden	Swensrud
CHY	1999	1994	1993	1996	1993	1993
CHY III	1999	1998	1998	1998	1998	1998

Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by each Fund to non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee($)**	# Meetings Held	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)

CHY	4	$2,500	$625	4	$2,500	$625	$43,001
CHY III	4	$3,000	$750	4	$3,000	$750	$45,508

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Compensation From Fund ($)*
Fund	Grills	Mintz	Salomon	Seiden	Swensrud
CHY	$8,500	$8,500	$8,500	$8,500	$8,500
CHY III	$9,000	$9,000	$9,000	$9,000	$9,000

*	No pension or retirement benefits are accrued as part of Fund expenses.

A-1

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), to the non-interested Directors for the year ended December 31, 2000.

Name of Director	Aggregate Compensation From Fund and Other FAM/MLIM Advised Funds Paid to Board members ($)(1)
Joe Grills	$224,500
Walter Mintz	$184,000
Robert S. Salomon, Jr	$184,000
Melvin R. Seiden	$184,000
Stephen B. Swensrud	$280,233

(1)	The Directors serve on the boards of other FAM/MLIM Advised Funds as follows: Mr. Grills (30 registered investment companies consisting of 46 portfolios); Mr. Mintz (16 registered investment companies consisting of 36 portfolios); Mr. Salomon (16 registered investment companies consisting of 36 portfolios); Mr. Seiden (16 registered investment companies consisting of 36 portfolios); Mr. Swensrud (42 registered investment companies consisting of 87 portfolios).

Set forth in the table below is information about the officers of each of the Funds.

			Officer Since
Name and Biography	Age	Office	CHY Fund	CHY III Fund
Terry K. Glenn	60	President	1993*	1998*

Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.

Vincent T. Lathbury, III	60	Vice President	1993	1998
Managing Director of MLIM since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1982 to 1997; Portfolio Manager of FAM and MLIM since 1982.

Elizabeth M. Phillips	51	Vice President	1993	1998
Director of MLIM since 2001; Vice President of MLIM from 1987 to 2001; Portfolio Manager of FAM and MLIM since 1993.

A-2

			Officer Since
Name and Biography	Age	Office	CHY Fund	CHY III Fund
Donald C. Burke	41	Vice President	1993	1998
First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.		Treasurer	1999	1999

Bradley J. Lucido	35	Secretary	2000	2000
Vice President of MLIM since 1999; Attorney associated with MLIM since 1995; attorney in private practice from 1991 to 1995.

*	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

A-3

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:
(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;
(b)	each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;
(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;
(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and
(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors:
(a)	in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;
(b)	in its oversight of the Fund’s financial statements and the independent audit thereof; and
(c)	in acting as a liaison between the Fund’s independent accountants and the Board of Directors.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:
(a)	to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;
(b)	to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;
(c)	to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;
(d)	to review the fees charged by independent accountants for audit and other services;
(e)	to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;
(f)	to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;
(g)	to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;
(h)	to report to the Board of Directors regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;
(i)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;
(j)	to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;
(k)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

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(l)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and
(m)	to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

The independent accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated June 6, 2000 Revised April 11, 2001

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APPENDIX A

APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND II, INC.
CORPORATE HIGH YIELD FUND III, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.
MUNIYIELD INSURED FUND, INC.

COMMON STOCK

CORPORATE HIGH YIELD FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2001 at the annual meeting of stockholders of the Fund to be held on August 22, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X ____________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2

COMMON STOCK

CORPORATE HIGH YIELD FUND III, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund III, Inc. (the “Fund”) held of record by the undersigned on June 27, 2001 at the annual meeting of stockholders of the Fund to be held on August 22, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

3

Please mark boxes /X/ or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X ____________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

4